UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2007

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940
(17 CFR 270.30e-1).

ANNUAL REPORT

June 30, 2007

AMERISTOCK MUTUAL FUND, INC.

TABLE OF CONTENTS

MANAGER’S COMMENTARY*	4

FUND EXPENSES	8

DIRECTORS AND OFFICERS	10

SCHEDULE OF INVESTMENTS	12

STATEMENT OF ASSETS AND LIABILITIES	14

STATEMENT OF OPERATIONS	15

STATEMENTS OF CHANGES IN NET ASSETS	16

FINANCIAL HIGHLIGHTS	17

NOTES TO FINANCIAL STATEMENTS	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

SHAREHOLDER TAX INFORMATION	24

APPROVAL OF INVESTMENT ADVISORY AGREEMENT	24

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6	1	3	5	10	Since
	Months	Year	Years	Years	Years	Inception
Ameristock Mutual Fund	5.87%	18.88%	8.45%	6.99%	9.26%	12.86%
S&P 500	6.96%	20.59%	11.69%	10.70%	7.13%	10.67%
Dow Industrials	8.76%	23.04%	11.22%	10.19%	7.84%	11.63%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions.  Fund inception date is 8/31/95.  The performance data quoted represents past performance.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.  The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a stock market indicator consisting of the average of 30 of the largest and most widely held public companies in the United States. The Index performance above reflect the reinvestment of dividends but does not reflect any management fees or transaction costs. As of June 30, 2007, the expense ratio of the Fund was 0.80%.

As you can see from the above table, the Ameristock Mutual Fund (the “Fund”) again underperformed the S&P500 and the Dow.  However, our total return over the past year of 18.88% is respectable.  In addition, the percentage by which we trailed the S&P500 over the past fiscal year (1.71%) narrowed from the prior fiscal year (4.36%).  We believe that the factors that led to our improved results may last a long time and, we would hope, even gather strength.

This past fiscal year the Fund was up on increased strength and earnings of the market in general due to the “easy money” phenomenon we discuss below, as well as continuing global demand for technology products.  Information technology firms now represent about 21% of the Fund’s  holdings, the second largest sector.  Specifically IBM (up 37%, on flat sales growth), Texas Instruments (up 24% on sales growth of 15%) and Intel (up 25% on a sales decrease of 9%) led the advance for the Fund.

In last year’s Annual Report, I talked about how the era of “free money” or “easy money,” which I view as having resulted from a combination of two factors:  (1) excess liquidity created by above-average creation of money by the Federal Reserve, and (ii) record trade deficits that have caused interest rates to go lower and asset prices to go higher.  I noted then I thought that the period of “free money” that had existed for the last few years was over, and that taking on additional risk and leverage was not the easy road to riches it had been.

This observation turned out to be correct, but in a very (very) slow and subdued manner.  For example, I mentioned that interest rates had bottomed out, which was leading to slower housing starts.  What we saw was a fallout in the sub-prime area of the mortgage market and actual housing price decreases in the hottest of markets.  This affected the Fund during the first quarter of 2007 when the large international money center banks we own got dragged down for fear that the problems in the sub-prime area would spread.  We did not think this would happen, and we believe that our prognosis has been proven correct so far over the longer-term, in that recent indicators may show a bottoming in the sub-prime area.  Now we just have to hope that the fear that dragged down our large international money center banks, props their price back up when it is over.

Annual Report June 30, 2007

Banking and financial service companies represent the largest industry sector of the Ameristock Mutual Fund, about 24%.  Historically, financial service firms have been one of our largest industries, and I anticipate they will continue to be.  Specifically, this past fiscal year the Fund was hindered by Wachovia (down 5% on sales growth of 30%), Washington Mutual (down 6% on sales growth of 23%) and Allstate (up 12% on sales growth of 1%), the last of which we no longer own.

Another example of the prevalence of “free money” is that this past year, only one bank failed.  Not very newsworthy, except that last year I wrote: “no bank has failed since June 2004.”  The United States has over 8,000 banks or S&Ls.  Unless banking is the best business to get into, you would expect a higher failure rate.  This tells me that the era of free money isn’t quite over yet.  Which is fortunate for the private equity guys doing mega deals and piling up debt on firms they take private, but which hurts the Ameristock Mutual Fund.  During periods of easy money, people take risks that normally they would be hesitant to do.  This increased risk leads to higher prices on the type of assets the Ameristock Mutual Fund does not invest in.  We invest in stocks of boring, solid, large capitalization companies using a ‘value’ style of investing, emphasizing companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than other large capitalization companies.

Finally, John Gutfreund, ex-CEO of Salomon Brothers recently said “we’re in a protracted period of easy money and a soft dollar, which inflates the price of everything.  You don’t have to be too smart to figure that out.”  This is the second time someone from Salomon Brothers, a large broker now part of CitiGroup, has implied I am not too smart.  The first time ended up very well for me; I hope this time does too.

Just because we are in an almost-free money environment, however, does not mean we cannot make you money.  On the contrary, we are very pleased that the Ameristock Mutual Fund was up 18.88% (trailing 12 months) and up 5.87% so far this year (the 6 months ended June 30, 2007). We just think we can do better and are continuing to take steps to back up these words.  Last year, I told you how “we loosened the criteria we use to purchase or sell companies in the portfolio in the hope of improving performance.” And that “loosening the restrictions will probably increase our turnover ratio a bit over time.  However, so far, these past 6 months, we have not taken advantage of the new criteria.”  Well, this past year we did — we added Progressive and Kellogg to the portfolio since the last annual report, increased positions in Microsoft, Texas Instruments, Intel, and Dell, and dropped McDonalds, Allstate, Disney, Merrill Lynch, Boeing, Wyeth, and Duke Energy. In addition, our turnover, which averaged 5.19% over the last three years, inched up to 15.85% this past fiscal year.

Andy and I think our more aggressive stance (well, more aggressive for us conservative slowpokes at least) will continue to benefit the Fund and so we are accelerating the process some more. Expect to see more firms in and out of Ameristock and our turnover to continue to trend up. However, no matter what, our gumshoe, bottoms-up approach to looking at and valuing companies will not change, nor will our tolerance for risk.  We understand you like to make money but hate to lose it, that anything times zero is zero, and that there are Black Swans out there.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber
(July 24, 2007)

1-800-394-5064 • www.ameristock.com

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

IN THE AMERISTOCK MUTUAL FUND (AMSTX)
AND THE S & P 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2007

Ameristock
Mutual Fund, Inc.	Return
1 Year	18.88%
5 Years	6.99%
10 Years	9.26%
Since Inception
08/31/95	12.86%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P 500 Index
2006	17.94%	15.79%
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com. As of June 30, 2007, the expense ratio of the Fund was 0.80%.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2007

TOP 10 EQUITY HOLDINGS*
AS OF JUNE 30, 2007

Company	% of Net Assets
Dell Inc.	5.12%
The Progressive Corp.	4.89%
Sara Lee Corp.	4.55%
Microsoft Corp.	4.37%
Intel Corp.	4.35%
Washington Mutual Inc.	4.29%
CitiGroup Inc.	4.23%
Texas Instruments Inc.	4.08%
Bank of America Corp.	3.90%
3M Co.	2.51%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs.  In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees.  You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 invested on January 1, 2007 and held until June 30, 2007.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged.  Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 01/01/07	Ending Account Value at 06/30/07	Expense Paid During Period* 01/01/07 to 06/30/07
Actual Fund Return	$1,000.00	$1,058.70	$4.19
Hypothetical Fund Return	$1,000.00	$1,020.73	$4.11

** Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.82% multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year divided by 365 days in the current year (to reflect the half year period).

INTENTIONALLY LEFT BLANK

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Ameristock Mutual Fund, Inc. (the “Fund”) are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the directors and officers of the Fund  is set forth below.

Term of Office
	Positions(s) Held	and Length of
Name, Address, and Age(1)	with the Fund	Time Served(2)

INDEPENDENT DIRECTORS
Alev Efendioglu, PhD. (64)	Director	Since 1995

Stephen J. Marsh (54)	Director	Since 1995

Steven A. Wood (58)	Director	Since 2001

INTERESTED DIRECTORS
Nicholas D. Gerber (44)(4)	Chairman of the Board of Directors, President, Treasurer and Chief Legal Officer	Since 1995, except Chief Legal Officer since 2003

Andrew F. Ngim (47)(4)	Director	Since 1995

OFFICERS
Howard Mah (43) 1329 Harbor Bay Parkway Suite 145 Alameda, CA 94502	Secretary; Chief Compliance Officer	Secretary since 1995; Chief Compliance Officer since 2004

Kim Storms (35) ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203	Assistant Secretary	Since 2005

(1)	Each director may be contacted by writing to the director, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.
(2)	Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.
(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

	Number of	Other
	Portfolios in Fund	Directorships
Principal Occupation(s)	Complex Overseen	Held by
During Past 5 Years	by Director	Director(3)

Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	6	0

President, Bridgeway Cellars, Inc. (winery) (2003-Present). Senior Vice President, FMV Opinions, Inc. (appraisal firm) (1998-2003).	6	0

President and Chief Economist, Insight Economics LLC (economic consulting firm) (2003-Present). Chief Economist, Financial Oxygen (capital markets technology company) (2001-2003).	6	0

President and director, Ameristock Corporation (the “Adviser”), (1995- Present); President and director, Wainwright Holdings, Inc (“Wainwright”) (financial services holding company) (2004-Present); Chief Investment Officer and director, Lyons Gate Reinsurance Company Ltd. (“Lyons Gate”) (2004-Present); President, Chief Executive Officer, Chairman and management director, Victoria Bay Asset Management, LLC (“Victoria Bay”) (commodities pool operator) (2005-Present).	6	0

Director of the Adviser (1995-Present); Managing Director of the Adviser (1999-Present); Director, Wainwright (2004-Present); Treasurer and management director, Victoria Bay (2005-Present).	6	0

Director of the Adviser, (1995-Present); Compliance Officer of the Adviser (2000 - Present); Director, Wainwright (2004-Present); Director, Lyons Gate (2004 - Present); Management director and secretary, Victoria Bay (2005-Present); Chief Compliance Officer and Chief Financial Officer, Victoria Bay (2006-Present); tax and financial consultant in private practice (1995 – Present).

	N/A	N/A

Director of Fund Administration (2004-Present); Fund Controller (1999-2004), ALPS Fund Services, Inc.(5)	N/A	N/A

(4)          Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.

(5)          ALPS Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

SCHEDULE OF INVESTMENTS

June 30, 2007

					Market
Industry		Company	Symbol	Shares	Value
Common Stocks	97.90%

Banking	16.31%	Bank of America Corp.	BAC	417,754	$20,423,993
		CitiGroup Inc.	C	431,816	22,147,842
		PNC Financial Services Group Inc.	PNC	144,686	10,356,624
		Wachovia Corp.	WB	194,300	9,957,875
		Washington Mutual Inc.	WM	526,000	22,428,640

Capital Goods	2.96%	Caterpillar Inc.	CAT	42,400	3,319,920
		General Electric Co.	GE	317,905	12,169,403

Chemicals & Fertilizer	4.26%	Dow Chemical Co.	DOW	253,880	11,226,574
		Du Pont de Nemours & Co.	DD	217,600	11,062,784

Consumer Staples	12.94%	Coca-Cola Co.	KO	206,380	10,795,738
		Colgate-Palmolive Co.	CL	161,500	10,473,275
		Pepsico Inc.	PEP	168,960	10,957,056
		Procter & Gamble Co.	PG	191,200	11,699,528
		Sara Lee Corp.	SLE	1,367,800	23,799,720

Diversified	2.51%	3M Co.	MMM	151,520	13,150,421

Electronics	15.95%	Dell Inc. (a)	DELL	937,700	26,771,335
		Intel Corp.	INTC	957,160	22,742,122
		International Business Machines Corp.	IBM	119,600	12,587,900
		Texas Instruments Inc.	TXN	567,000	21,336,210

Food	2.40%	Kellogg Co.	K	242,000	12,533,180

Healthcare	10.65%	Abbott Laboratories	ABT	206,060	11,034,513
		Bristol-Myers Squibb Co.	BMY	363,740	11,479,634
		Johnson & Johnson	JNJ	186,680	11,503,222
		Merck & Co. Inc.	MRK	210,940	10,504,812
		Pfizer Inc.	PFE	437,680	11,191,478

Insurance	4.89%	The Progressive Corp.	PGR	1,070,000	25,605,100

Oil & Gas	6.81%	BP PLC (ADR) (b)	BP	160,308	11,564,619
		ChevronTexaco Corp.	CVX	143,228	12,065,527
		Exxon Mobil Corp.	XOM	143,200	12,011,616

The accompanying notes are an integral part of the financial statements

					Market
Industry		Company	Symbol	Shares	Value
Retailing	3.99%	Home Depot Inc.	HD	255,595	$10,057,663
		Wal-Mart Stores Inc.	WMT	225,200	10,834,372

Services - Data Processing	0.53%	Automatic Data Processing Inc.	ADP	57,600	2,791,872

Software	4.42%	Broadridge Financial Solutions Inc.	BR	14,400	275,328
		Microsoft Corp.	MSFT	775,560	22,855,753

Telecommunications
	6.86%	AT&T Inc.	T	274,343	11,385,234
		Comcast Corp. (a)	CMCSA	456,633	12,840,520
		Verizon Communications Inc.	VZ	282,809	11,643,247

Thrift and Mortgage	2.42%	Fannie Mae	FNM	193,370	12,632,862

Total Common Stocks	97.90%	(Cost $438,343,888)			$512,217,512

Total Investments	97.90%	(Cost $438,343,888)			$512,217,512
Other Assets in Excess of Liabilities	2.10%				11,010,613
Net Assets	100.00%	Equivalent to $46.36 per share on 11,286,893 shares of Capital Stock Oustanding			$523,228,125

(a) Non-Income Producing Security

(b) ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2007

Assets:
Investment Securities at Market Value (cost - see below)	$512,217,512
Cash	11,166,270
Accounts Receivable
Fund Shares Sold	158,266
Dividends	496,861
Total Assets	524,038,909

Liabilities:
Accounts Payable
Fund Shares Redeemed	459,745
Accrued Management Fee	343,066
Accrued Director’s Fees	7,973
Total Liabilities	810,784
Net Assets	$523,228,125

Net Assets Consist of:
Capital Paid In	$436,897,462
Accumulated Undistributed Net Investment Income	4,899,865
Accumulated Net Realized Gain on Investments	7,557,174
Net Unrealized Appreciation on Investments Based on Identified Cost	73,873,624
Net Assets	$523,228,125

Net Asset Value Per Share
Net Assets	$523,228,125
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	11,286,893
Net Asset Value	$46.36
Redemption Price per Share	$46.36
Cost of Investments	$438,343,888

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007

Investment Income:
Dividends	$14,824,489
Interest	556,439
Total Investment Income	15,380,928

Expenses:
Management Fee (Note 2)	4,606,469
Directors Fees (Note 3)	27,830
Total Expenses	4,634,299
Net Investment Income	10,746,629

Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	19,708,461
Net Change in Unrealized Appreciation / Depreciation on Investments	70,251,984
Net Realized and Unrealized Gain on Investments	89,960,445
Net Increase in Net Assets Resulting from Operations	$100,707,074

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30,
	2007	2006
From Operations:
Net Investment Income	$10,746,629	$19,032,090
Net Realized Gain / (Loss) on Investments	19,708,461	(7,985,686)
Net Change in Unrealized Appreciation / Depreciation on Investments	70,251,984	18,146,879
	100,707,074	29,193,283

Distributions to Shareholders:
Net Investment Income	(21,963,550)	(19,000,276)
Share Transactions:
Shares Sold	96,163,982	106,852,775
Shares Issued as Reinvestment of Dividends and Distributions	21,193,788	18,477,838
Cost of Shares Redeemed	(284,477,781)	(732,459,545)
	(167,120,011)	(607,128,932)

Net Decrease in Net Assets	(88,376,487)	(596,935,925)

Net Assets:
Beginning of Period	611,604,612	1,208,540,537
End of Period*	$523,228,125	$611,604,612

*Includes Accumulated Undistributed Net Investment Income of	$4,899,865	$16,116,786

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30,
	2007	2006	2005	2004	2003
Net Asset Value at Beginning of Year	$40.45	$39.66	$39.54	$35.93	$37.57
Net Investment Income(a)	0.81	0.87	0.83	0.75	0.66
Net Gains(Losses) on Securities - Realized and Unrealized	6.74	0.79	0.33	3.49	(1.40)
Total From Investment Operations	7.55	1.66	1.16	4.24	(0.74)

Dividend Distribution
Net Investment Income	(1.64)	(0.87)	(1.04)	(0.63)	(0.41)
Capital Gains	0.00	0.00	0.00	0.00	(0.49)
Total Distributions	(1.64)	(0.87)	(1.04)	(0.63)	(0.90)
Net Asset Value at End of Year	$46.36	$40.45	$39.66	$39.54	$35.93
Total Return	18.88%	4.27%	2.89%	1.88%	(1.77)%

Ratios/Supplemental Data
Net Assets End of Year (millions)	$523.23	$611.60	$1,208.54	$1,870.06	$1,601.41
Ratio of Expenses to Average Net Assets	0.80%	0.79%	0.77%	0.77%	0.78%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.21%	2.10%	1.96%	1.97%
Portfolio Turnover Rate(b)	15.85%	9.61%	0.00%	5.96%	3.21%

(a) Based on Average Shares Outstanding.

(b) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.  Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2007 were $89,720,051 and $261,141,734, respectively.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a nonexchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service.  If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund used capital loss carry forwards of $198,670 during the year ended June 30, 2007.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard – i.e., based on its technical merits, a position must have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  As such, any necessary adjustments pursuant to the Interpretation will be reflected on the Semi-Annual report for the period ending December 31, 2007.  At adoption, the financial statements must be adjusted to reflect only those tax positions that more likely than not will be sustained.  At this time, Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.  Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Management is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $4,606,469 from the Fund for the year ended June 30, 2007.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2007 constituted 79.84% of the Ameristock Mutual Fund, Inc. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 59.27% of the Ameristock Mutual Fund, Inc.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2007, 100 million shares of capital stock ($.005 par value) were authorized and paid in capital amounted to $436,897,462 for the Ameristock Mutual Fund, Inc.

	For the Year Ended June 30,
	2007	2006
Shares Sold	2,228,250	2,696,445
Shares Issued in Reinvestment of Dividends and Distributions	481,998	475,367
Total	2,710,248	3,171,812
Shares Redeemed	(6,544,397)	(18,523,965)
Net Decrease in Shares	(3,834,149)	(15,352,153)
Shares Outstanding–Beginning of Period	15,121,042	30,473,195
Shares Outstanding–End of Period	11,286,893	15,121,042

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

As of June 30, 2007
Gross Appreciation (excess of value over tax cost)	$94,380,543
Gross Depreciation (excess of tax cost over value)	(20,506,919)
Net Unrealized Appreciation	$73,873,624
Cost of Investments for Income Tax Purposes	$438,343,888

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2007 and the year ended June 30, 2006 as follows:

	For the Year Ended June 30,
	2007	2006
Distributions paid from:
Ordinary Income	$21,963,550	$19,000,276
Long-Term Capital Gain	—	—
Total	$21,963,550	$19,000,276

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$5,414,528
Accumulated Net Realized Gain on Investments	7,042,511
Total	$12,457,039

7. SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  At June 30, 2007, the Fund had no securities on loan.

8. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period.  Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov.  You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C.  For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Ameristock Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2003 were audited by other auditors, whose report dated July 23, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 10, 2007

SHAREHOLDER TAX INFORMATION  (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2007.  The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2006.

During the year ended June 30, 2007, 100% of the dividends paid by the Fund from ordinary income qualify for the corporate dividends received deduction.

Also during the year ended June 30, 2007, 100% of the dividends paid by the Fund from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended June 30, 2007, the Fund paid the following distributions per share on December 15, 2006:

Ordinary Income Dividends	$1.6379
Capital Gain Distributions	0.0000
Total Distributions	$1.6379

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on May 14, 2007, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and Ameristock Corporation (the “Adviser”).

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement.  The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement, including certain information specifically requested by the Directors and provided by the Adviser.  In addition, at their meetings throughout the year, the Directors review information on an ongoing basis regarding the Fund and the services furnished by the Adviser under the Agreement.

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors the reports and other information received from the Adviser and the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement.  The Directors compared the Fund’s investment performance and the management and other expenses incurred by the Fund with the performance and expenses of certain other similar investment companies (e.g., no-load, no-Rule 12b-1 fee funds that employ a value investment strategy and invest primarily in large capitalization companies) and its investment performance with the performance of various securities indices.  The Independent Directors also discussed the re-approval of the Agreement in a private session with their separate counsel, at which no representatives of the Adviser were present.  Based on their evaluation of all material factors, including those described below, the Directors determined to continue the Agreement until June 30, 2008.  In voting to re-approve the Agreement, the Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director attributed different weights to different factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Directors considered, among other things, that the Fund was managed in a conservative fashion with low turnover and a long term view.  It was noted that the Adviser had been generally consistent in its investment style, although there had been some recent changes.  The Directors considered that the Fund’s investment performance over the past ten years had exceeded that of most funds in the Morningstar large cap value category and that of the S&P 500 Citigroup Value Index (including its predecessor), as well as that of the full S&P 500 Index.  While the Fund’s performance for the one-, three- and five- year periods has been toward the bottom of the comparison group and has trailed the comparison indices, it was noted that the bulk of the underperformance was concentrated in the 2003, 2004 and 2005 calendar years.  It was also noted that the Adviser was currently reviewing its investment process and had undertaken to provide a report on its review to the Board.

The Directors considered further the non-advisory services provided by the Adviser, including its management of the Fund’s compliance program and its oversight of the Fund’s other service providers.  It was noted that neither the Fund nor the Adviser had had any material compliance issues over the life of the Fund, that the Adviser had devoted substantial resources so that the Fund and the Adviser would be in compliance with various regulatory requirements, and that the Adviser was being assisted by an experienced third party service provider in the administration of the Fund.  Based on this and other information, the Directors concluded that the nature, extent and quality of the services provided by the Adviser, including the terms of the Management Agreement, were adequate.  Concern continued to be expressed, however, about the Fund’s investment performance over the past five years and the potential for other ventures of the Adviser and its President to detract from the time and resources devoted to the Fund.

As to the management fee charged by the Adviser, the Directors observed that the Fund employed a unitary fee arrangement, whereby the Adviser paid substantially all of the ordinary operating expenses of the Fund.  As a result, in evaluating the management fee, it was appropriate to compare the total expense ratio of the Fund with those of other like funds.  In this regard, it was noted that the Fund’s total expense ratio was below the median for funds in the Morningstar large cap value category with similar characteristics (no load, no 12b-1 plan and more than $500 million in assets), that many of the funds in the comparison group were significantly larger or were part of a much larger fund organization, and that some of the funds in the comparison group were index funds.  The Directors concluded that the Fund’s management fee was reasonable in relation to the services provided.

As to the profits realized by the Adviser from its relationship with the Fund, the Directors considered, among other financial information, the modified profit and loss analyses for the past two years that were provided by the Adviser.  It was observed that the profitability of the Adviser had declined from the preceding year, due in large part to the reduction in the Fund’s assets.  The Directors noted that the modified profitability information continued to include certain marketing expenses and certain expenses unrelated to the management and operations of the Fund, which may have caused the Adviser’s profitability to be understated.  On the other hand, the Directors noted that the Adviser’s profits could reasonably have been lower if additional amounts had been paid in salary and other compensation.  The Directors acknowledged the inherent limitations of profitability analyses, including the incomplete or dissimilar data available and the uncertainty of the various allocations and other assumptions necessary. Based on the information provided, the Directors concluded that the profitability of the Adviser from its relationship with the Fund did not appear excessive.  In addition, it did not appear that the Adviser received any significant benefit from the Fund other than its management fee.

With respect to whether economies of scale would be realized by the Fund as it grows, it was noted that the management fee paid by the Fund to the Adviser is reduced from 1.00% to 0.75% on the portion of Fund assets exceeding $100 million.  In addition, the Directors considered the Adviser’s agreement to continue until at least June 30, 2008 its commitment to waive an additional 0.05% on Fund assets over $2 billion (recognizing that the current assets of the Fund were substantially below $2 billion).  The Directors concluded that the “breakpoint” in and waiver of the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and anticipated asset levels.

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502
Administrator, Bookkeeping and Pricing Agent and Transfer Agent
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Custodian
Brown Brothers Harriman & Co. (as of January 5, 2007)
40 Water Street
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415
Directors
Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2007 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

P.O. Box 44266

Denver, CO 80201-4266

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)           Audit Fees:  The aggregate fees billed to the registrant* for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $23,500 for fiscal year ended June 30, 2007 and $22, 500 for fiscal year ended June 30, 2006.

(b)          Audit-Related Fees:  The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2007 and $0 for fiscal year ended June 30, 2006.  The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and are not

* Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

(c)           Tax Fees:  For the registrant’s fiscal years ended June 30, 2007 and June 30, 2006, aggregate fees of $3,300 and $3,100 respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2007 and June 30, 2006, aggregate fees of $0 and $0, respectively, were billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for professional services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)          All other Fees:  The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.  The aggregate fees billed to the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, other than the services reported in paragraph (b) and (c) were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule
2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $3,300 for the fiscal year ended June 30, 2007 and $3,100 for the fiscal year ended June 30, 2006. The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

(h) Not applicable

Item 5 - Audit Committee of Listed Registrants

Not Applicable

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                   The registrant’s Code of Ethics is attached hereto as Exhibit 12 (a)(1).

(a)(2)                   The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)                   Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	August 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	August 31, 2007